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                                                                    Exhibit 10.7


                               FIRST AMENDMENT TO
               SUBORDINATED PROMISSORY NOTE AND SECURITY AGREEMENT

                  This FIRST AMENDMENT TO SUBORDINATED PROMISSORY NOTE AND SECURITY AGREEMENT entered into as of this 15th day of November, 2004 (this "First Amendment"), is hereby entered into among PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., a Texas corporation ("Cherokee", and together with PhoneTel, the "Company"), each having its chief executive office at 200 Public Square, Suite 700, Cleveland, Ohio and Davel Acquisition Corp., a Delaware corporation (the "Payee") having its chief executive office at 6701 Democracy Blvd., Suite 300, Bethesda, Maryland 20817 as a successor in interest to Cerberus Partners, L.P. ("Cerberus").

                                    RECITALS

                  WHEREAS, the Company and Cerberus entered into that certain Subordinated Promissory Note and Security Agreement dated November 17, 1999 (the "Promissory Note");

                  WHEREAS, pursuant to the terms and conditions of the Loan Purchase Agreement and Transfer and Assignment of Shares dated September 3, 2004, as amended by that certain letter agreement by and between the parties dated November __, 2004 (the "Amended Loan Purchase Agreement") Cerberus sold, transferred and assigned all of its rights and interest in the Promissory Note to the Payee;

                  WHEREAS, the Company has requested, and the Payee has agreed, that the Maturity Date, as defined in the Promissory Note, be extended.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein the Company and the Payee hereby agree as follows:

     1. INCORPORATION. The recitals set forth above are incorporated herein by reference. Unless otherwise specified, all terms shall have those meanings ascribed to them in the Promissory Note.

     2. MATURITY DATE EXTENSION. The Maturity Date of the Promissory Note shall be extended until September 29, 2005.

     3. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     4. COUNTERPARTS. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this First Amendment by facsimile transmission shall be as effective as delivery of an originally executed counterpart hereof.


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     5.   RATIFICATION. Except as expressly amended or waived herein, all of the representations, warranties, terms, covenants and conditions of the Promissory Note shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the date first above written.


COMPANY:                                    PHONETEL TECHNOLOGIES, INC.,
                                            an Ohio corporation


                                            By: /S/ DONALD PALIWODA
                                                --------------------------------
                                                Name:    Donald Paliwoda
                                                Title:   Chief Financial Officer


                                            CHEROKEE COMMUNICATIONS, INC.,
                                            a Texas corporation


                                            By: /S/ DONALD PALIWODA
                                                --------------------------------
                                                Name:    Donald Paliwoda
                                                Title:   Chief Financial Officer


PAYEE:                                      MOBILEPRO ACQUISITION CORP.,
                                            a Delaware corporation


                                            By: /S/ JAY O. WRIGHT
                                                --------------------------------
                                                Name:    Jay Wright
                                                Title:   Chief Executive Officer






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